UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):July 27, 2006

                             RACKABLE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        000-51333             32-0047154
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)

                               1933 Milmont Drive
                               Milpitas, CA 95035
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 240-8300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2006, Rackable Systems, Inc. issued a press release announcing its second quarter financial results. A copy of the press release is attached as
Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in the report, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Rackable Systems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

          Exhibit
          Number        Description
          --------      ------------
           99.1         Press release, dated July 27, 2006 announcing Rackable
                        Systems, Inc. second quarter financial results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               RACKABLE SYSTEMS, INC.

Dated:  July 27, 2006         By:   /s/ Todd R. Ford
                               -------------------------------------
                               Todd R. Ford
                               President

                                INDEX TO EXHIBITS

          Exhibit
          Number        Description
          --------      -----------
           99.1         Press release, dated July 27, 2006 announcing
                        Rackable Systems, Inc. second quarter financial results.